                                                                   Exhibit (d.2)

                                   Schedule A
                                     to the
                Investment Advisory Agreement dated May 12, 2000
                                     between
                                  iShares Trust
                                       and
                          Barclays Global Fund Advisors

Pursuant to Section 4, the Trust shall pay the Adviser compensation at the following annual rates:

Fund                                                                            Annual Fee
----                                                                            ----------
iShares Cohen & Steers Realty Majors Index Fund                                     0.35%

iShares Dow Jones U.S. Basic Materials Sector Index Fund                            0.60%
iShares Dow Jones U.S. Chemicals Index Fund                                         0.60%
iShares Dow Jones U.S. Consumer Cyclical Sector Index Fund                          0.60%
iShares Dow Jones U.S. Consumer Non-Cyclical Sector Index Fund                      0.60%
iShares Dow Jones U.S. Energy Sector Index Fund                                     0.60%
iShares Dow Jones U.S. Financial Sector Index Fund                                  0.60%
iShares Dow Jones U.S. Financial Services Index Fund                                0.60%
iShares Dow Jones U.S. Healthcare Sector Index Fund                                 0.60%
iShares Dow Jones U.S. Industrial Sector Index Fund                                 0.60%
iShares Dow Jones U.S. Internet Index Fund                                          0.60%
iShares Dow Jones U.S. Real Estate Index Fund                                       0.60%
iShares Dow Jones U.S. Technology Sector Index Fund                                 0.60%
iShares Dow Jones U.S. Telecommunications Sector Index Fund                         0.60%
iShares Dow Jones U.S. Total Market Index Fund                                      0.20%
iShares Dow Jones U.S. Utilities Sector Index Fund                                  0.60%

iShares Goldman Sachs Consumer Industries Index Fund                                0.60%
iShares Goldman Sachs Cyclical Industries Index Fund                                0.60%
iShares Goldman Sachs Financials Index Fund                                         0.60%
iShares Goldman Sachs Hardware Index Fund                                           0.50%
iShares Goldman Sachs Health Care Index Fund                                        0.60%
iShares Goldman Sachs Natural Resources Index Fund                                  0.50%
iShares Goldman Sachs Networking Index Fund                                         0.50%
iShares Goldman Sachs Semiconductor Index Fund                                      0.50%
iShares Goldman Sachs Software Index Fund                                           0.50%
iShares Goldman Sachs Technology Index Fund                                         0.50%
iShares Goldman Sachs Utilities Index Fund                                          0.60%
iShares GS $ InvesTop Corporate Bond Fund                                           0.15%

iShares Lehman 1-3 Year Treasury Bond Fund                                          0.15%
iShares Lehman 7-10 Year Treasury Bond Fund                                         0.15%
iShares Lehman 20+ Year Treasury Bond Fund                                          0.15%
iShares Lehman Government/Credit Bond Fund                                          0.25%
iShares Lehman Liquid Corporate Bond Fund                                           0.20%
iShares Lehman Treasury Bond Fund                                                   0.25%

iShares MSCI EAFE Index Fund                                                        0.35%

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
Fund                                                                           Annual Fee
----                                                                           ----------
iShares Nasdaq Biotechnology Index Fund                                             0.50%
iShares KLD Nasdaq Social Index Fund                                                0.50%
iShares Russell 1000 Index Fund                                                     0.15%
iShares Russell 1000 Growth Index Fund                                              0.20%
iShares Russell 1000 Value Index Fund                                               0.20%
iShares Russell 2000 Index Fund                                                     0.20%
iShares Russell 2000 Growth Index Fund                                              0.25%
iShares Russell 2000 Value Index Fund                                               0.25%
iShares Russell 3000 Index Fund                                                     0.20%
iShares Russell 3000 Growth Index Fund                                              0.25%
iShares Russell 3000 Value Index Fund                                               0.25%
iShares Russell Midcap Index Fund                                                   0.20%
iShares Russell Midcap Growth Index Fund                                            0.25%
iShares Russell Midcap Value Index Fund                                             0.25%

iShares S&P 100 Index Fund                                                          0.20%
iShares S&P 500 Index Fund                                                          0.09%
iShares S&P 500/BARRA Growth Index Fund                                             0.18%
iShares S&P 500/BARRA Value Index Fund                                              0.18%
iShares S&P ADR International Index Fund                                            0.30%
iShares S&P Asia Pacific 100 Index Fund                                             0.60%
iShares S&P Europe 350 Index Fund                                                   0.60%
iShares S&P Global 100 Index Fund                                                   0.40%
iShares S&P Global 1200 Index Fund                                                  ____%
iShares S&P Global Consumer Discretionary Sector Index Fund                         0.65%
iShares S&P Global Consumer Staples Sector Index Fund                               0.65%
iShares S&P Global Energy Sector Index Fund                                         0.65%
iShares S&P Global Financials Sector Index Fund                                     0.65%
iShares S&P Global Health Care Sector Index Fund                                    0.65%
iShares S&P Global Industrials Sector Index Fund                                    0.65%
iShares S&P Global Technology Sector Index Fund                                     0.65%
iShares S&P Global Materials Sector Index Fund                                      0.65%
iShares S&P Global Telecommunications Services Sector Index Fund                    0.65%
iShares S&P Global Utilities Sector Index Fund                                      0.65%
iShares S&P Latin America 40 Index Fund                                             0.50%
iShares S&P MidCap 400 Index Fund                                                   0.20%
iShares S&P MidCap 400/BARRA Growth Index Fund                                      0.25%
iShares S&P MidCap 400/BARRA Value Index Fund                                       0.25%
iShares S&P SmallCap 600 Index Fund                                                 0.20%
iShares S&P SmallCap 600/BARRA Growth Index Fund                                    0.25%
iShares S&P SmallCap 600/BARRA Value Index Fund                                     0.25%
iShares S&P/TOPIX 150 Index Fund                                                    0.50%
iShares S&P/TSE 60 Index                                                            0.50%
Fund